Exhibit 99.1


                         [Letterhead of Investment Bank]






                                                                      [  ], 2006




                      Prepaid Share Repurchase Transaction


Time Warner Inc.
One Time Warner Center
New York, New York  10019-8016
--------------------------------------------------------------------------------

Dear Sir/Madam:

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between [Bank Name] ("Investment Bank") and Time Warner Inc. ("Time Warner"), on the Trade Date specified below (the "Transaction").

The  definitions  and provisions  contained in the 2002 ISDA Equity  Derivatives
Definitions (as published by the International Swaps and Derivatives Association, Inc. ("ISDA")) (the "Equity Definitions") are incorporated into this Confirmation. In the event of any conflict between the Equity Definitions and this Confirmation, the terms of this Confirmation shall govern. Any reference to a currency shall have the meaning contained in Annex A to the 1998 FX and Currency Option Definitions, as published by ISDA, the Emerging Markets Traders Association and the Foreign Exchange Committee. For the avoidance of doubt, this Transaction shall be deemed to be a "Share Forward Transaction" for purposes of the Equity Definitions.

In connection with the entry into this Confirmation, Time Warner is also entering into similar transactions with other investment banks, including a transaction with one investment bank referred to herein as the "Surplus Investment Bank."

1. ISDA Master Agreement. All provisions contained in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form" or the "Agreement"), will govern this Confirmation except as expressly modified below. This Confirmation shall supplement, form a part of, and be subject to the ISDA Form as if Investment Bank and Time Warner had executed the Agreement (but without any Schedule), except as follows:





         Termination Currency:                       USD

         Section 2(c)(ii) of the ISDA Form:          Not Applicable

         Specified Transaction:                      Not Applicable

         Cross Default:                              Not Applicable

         Automatic Early Termination:                Not Applicable

         Specified Entity:                           None

         Choice of Law:                              State of New York (without reference to its choice of law



                                                     principles)

         Additional Termination Event:               A decision by Time Warner to terminate this Transaction.
                                                     For purposes of this Additional Termination
                                                     Event, Time Warner will be the Affected Party and this
                                                     Transaction will be the sole Affected Transaction.

         Payments on Early Termination:              Notwithstanding anything to the contrary in this Confirmation, the Agreement (including Section 6(e) thereof) or the Equity
                                                     Definitions, (i) the Transaction shall settle pursuant to the terms of this Confirmation and clauses (ii) and (iii) below following any Termination Event, (ii) all obligations of the parties hereto shall immediately terminate upon any Termination
                                                     Event, except for the obligation of Investment Bank to settle the Transaction by delivering the Number of Shares and any
                                                     Surplus Settlement Amount to Time Warner or the Surplus
                                                     Investment Bank, and (iii) the Calculation Period shall end on, but exclude, the Early Termination Date, the Valuation Date shall be the Early Termination Date and the Settlement Date shall be three Exchange Business Days after the Valuation Date.

2. Terms of this Transaction. The terms of this Transaction are as follows:

GENERAL TERMS:



         Trade Date:                                 As specified in Schedule I

         Buyer:                                      Time Warner

         Seller:                                     Investment Bank

         Issuer:                                     Time Warner

         Calculation Agent:                          Investment Bank

         Shares:                                     Common Stock of Time Warner (Ticker:  TWX)

         Number of Shares:                           The number of Shares delivered in accordance with Physical
                                                     Settlement below

         Daily Forward Amount:                       For each Trading Day or portion thereof during the Calculation
                                                     Period, a USD amount equal to (i) a price per Share (as
                                                     determined by the Calculation Agent) equal to the sum of (a)
                                                     the Daily 10b-18 VWAP for such Trading Day plus (b) the
                                                     Commission Amount per Share plus (c) any applicable SEC fees per share, multiplied by (ii) the Daily Repurchase Share Amount for such Trading Day

         Daily Repurchase Share Amount:              For each Trading Day or portion thereof during the Calculation
                                                     Period, a number of Shares calculated in accordance with
                                                     Schedule I.

         Aggregate Forward Amount:                   For any day, a USD amount equal to the sum of the Daily
                                                     Forward Amounts for all Trading Days in the Calculation Period

                                                                               2

                                                     from and including the Commencement Date to and including the third Exchange Business Day preceding such day.

         Aggregate Repurchase Share Amount:          A number of Shares equal to the sum of the Daily
                                                     Repurchase Share Amounts for all Trading Days during
                                                     the Calculation Period (rounded down to the nearest whole Share).

         Daily 10b-18 VWAP:                          For each Trading Day or portion thereof during the Calculation
                                                     Period, a USD price per Share (as determined by the Calculation
                                                     Agent) equal to the volume-weighted average price of the Rule
                                                     10b-18 eligible trades in the Shares for the entirety or such portion of such Trading Day as determined by reference to the screen entitled "TWX.N Equity AQR SEC" as reported by Bloomberg
                                                     L.P., or if such price is not available on Bloomberg L.P., the volume-weighted average price of the Rule 10b-18 eligible
                                                     trades in the Shares, as determined by the Calculation Agent in its reasonable discretion (in each case, without regard to pre-open or after hours trading outside of any regular trading session for such Trading Day).

         Commencement Date:                          As specified in Schedule I

         Calculation Period:                         The period from and including the Commencement Date to and including the Valuation Date

         Trading Day:                                Any Exchange Business Day that is not a Disrupted Day

         Share Delivery Date:                        The Settlement Date.  On the Share Delivery Date, Investment
                                                     Bank shall deliver a number of shares equal to the
                                                     Aggregate Repurchase Share Amount as of the Valuation
                                                     Date to Time Warner in accordance with Section 9.4
                                                     of the Equity Definitions, with the Share Delivery
                                                     Date deemed to be a "Settlement Date" for
                                                     purposes of such Section 9.4. Section 9.2 of the
                                                     Equity Definitions shall not apply to any Share Delivery Date.

         Prepayment:                                 Applicable

         Prepayment Amount:                          As specified in Schedule I

         Prepayment Date:                            The Trade Date

         Commission Amount per Share:                As specified in Schedule I

         Exchange:                                   New York Stock Exchange

         Related Exchange:                           The primary exchange on which options or futures on the
                                                     relevant Shares are traded.

         Market Disruption Event:                    The definition of "Market Disruption Event" in
                                                     Section 6.3(a) of the Equity Definitions is
                                                     hereby amended by inserting the words "at any time on
                                                     any Scheduled Trading Day during the Calculation
                                                     Period or" after the word "material," in the third
                                                     line thereof.

                                                     Notwithstanding anything to the contrary in the Equity

                                                                               3

                                                     Definitions or herein, if any Scheduled Trading Day
                                                     in the Calculation Period is a Disrupted Day, the
                                                     Calculation Agent shall have the option in its
                                                     reasonable discretion to determine whether all or a
                                                     portion of any such Disrupted Day shall be
                                                     deemed to be a Trading Day for purposes of calculating
                                                     the Aggregate Repurchase Share Amount and related
                                                     terms. If the Calculation Agent makes a determination
                                                     that a portion of any such Disrupted Day shall be
                                                     deemed not to be a Trading Day, the Calculation Agent
                                                     shall determine the Daily Repurchase Share Amount for
                                                     the portion of such Disrupted Day that is a Trading Day based upon the
                                                     Daily 10b-18 VWAP for the portion of such Disrupted
                                                     Day that is a Trading Day. If all or a portion of any
                                                     such Disrupted Day shall be deemed not to be a Trading
                                                     Day, the Calculation Agent shall provide notice to
                                                     Time Warner by the close of business on such Disrupted
                                                     Day of such election.

         Rule 10b5-1:                                Time Warner and Investment Bank intend that
                                                     this Confirmation comply with the requirements of
                                                     Rule 10b5-1(c)(1) under the Securities Exchange Act of
                                                     1934, as amended (the "Exchange Act").

VALUATION:


         Valuation Time:                             The Scheduled Closing Time on the Exchange

         Valuation Date:                             The earlier of (i) the Scheduled Valuation Date, as specified in Schedule I, and (ii) the first Trading Day on which
                                                     the Remaining Amount equals zero.

         Settlement Amount:                          For any day, a USD amount equal to the
                                                     Prepayment Amount (i) minus the Aggregate Forward
                                                     Amount as of such day (ii) plus the Aggregate Daily
                                                     Adjustment Amount as of such day.

         Aggregate Daily Adjustment Amount:          For any day, a USD amount equal to the sum of the Daily
                                                     Adjustment Amounts for all calendar days from and including the
                                                     Trade Date, to but excluding such day.

         Daily Adjustment Amount:                    For any day, a USD amount equal to the product of (i) the
                                                     Settlement Amount as of such day multiplied by (ii) the Daily
                                                     Rate as of such day.  If, for any day, the Daily Adjustment
                                                     Amount is less than $1,000.00, the Daily Adjustment Amount shall be deemed to be $0.00 for such day and all remaining days to and including the Settlement Date.

         Remaining Amount:                           For any day, a USD amount equal to the
                                                     difference between (i) the Prepayment Amount as of
                                                     such day plus the Aggregate Daily Adjustment Amount as
                                                     of such day and (ii) the sum of all Daily Forward
                                                     Amounts as of such day.

         Daily Rate:                                 For any day, an amount equal to the Federal Funds rate
                                                     determined by reference to the screen entitled "FDFD index hp"
                                                     as reported by Bloomberg L.P. plus [  ] basis
                                                     points, divided by 365.

                                                                               4


SETTLEMENT TERMS:

         Notification to Time Warner:                On the Valuation Date, the Calculation Agent shall calculate the Aggregate Repurchase Share Amount and an estimate of the
                                                     Surplus Settlement Amount as of the Settlement Date, if any,
                                                     and shall deliver this information to Time Warner.  If the
                                                     Surplus Settlement Amount is greater than zero and Investment
                                                     Bank will be delivering Shares to Time Warner on the Settlement
                                                     Date, Time Warner shall deliver to Investment Bank appropriate account information for the Surplus Settlement Amount that is required to be delivered to the Surplus Investment Bank.

         Physical Settlement:                        On the Settlement Date, Investment Bank shall deliver a number of Shares equal to the Aggregate Repurchase Share
                                                     Amount as of the Valuation Date.

         Surplus Settlement Amount:                  On the Settlement Date, if the Settlement Amount is greater than zero (a "Surplus Settlement Amount") and Investment Bank is delivering Shares to Time Warner on the Settlement Date,
                                                     Investment Bank shall deliver, via wire transfer, in same day funds, the Surplus Settlement Amount to the Surplus Investment
                                                     Bank to the account provided to Investment Bank by Time Warner pursuant to the terms of "Notification to Time Warner" above.

         All Cash Surplus Settlement Amount:         On the Settlement Date, if the Surplus Settlement Amount is
                                                     greater than zero and Investment Bank is not
                                                     delivering Shares to Time Warner on the Settlement
                                                     Date, Investment Bank shall deliver the Surplus
                                                     Settlement Amount to Time Warner, via wire transfer,
                                                     in same day funds, to the account noted in Section 10 below.

         Settlement Currency:                        USD

         Settlement Date:                            Three Exchange Business Days after the Valuation Date, or if such date is not a Clearance System Business Day or if
                                                     there is a Settlement Disruption Event on such
                                                     day, the immediately succeeding Clearance System
                                                     Business Day on which there is no Settlement Disruption Event.

SHARE ADJUSTMENTS:


         Method of Adjustment:                       Calculation Agent Adjustment

EXTRAORDINARY EVENTS:


         Consequences of Merger Events:              Notwithstanding anything to the contrary in this Confirmation, the Agreement or the Equity Definitions, (i) the Transaction
                                                     shall settle pursuant to the terms of this Confirmation and clauses (ii) and (iii) below following the Announcement Date of any Merger Event, (ii) all obligations of the parties hereto shall immediately

                                                                               5

                                                     terminate upon the Announcement Date of any
                                                     Merger Event, except for the obligation of Investment Bank to settle the Transaction by delivering the Number of Shares and any Surplus Settlement Amount to Time Warner or the Surplus
                                                     Investment Bank, and (iii) the Calculation Period shall end on the Announcement Date of the Merger Event, the Valuation Date
                                                     shall be the Announcement Date of the Merger Event and the
                                                     Settlement Date shall be three Exchange Business Days after the
                                                     Valuation Date.

         Tender Offer:                               Applicable

         Consequences of Tender Offers:              Notwithstanding anything to the contrary in this Confirmation, the Agreement or the Equity Definitions, (i) the Transaction
                                                     shall settle pursuant to the terms of this Confirmation and clauses (ii) and (iii) below following the Announcement Date of any Tender Offer, (ii) all obligations of the parties hereto shall immediately terminate upon the Announcement Date of the
                                                     Tender Offer, except for the obligation of Investment Bank to settle the Transaction by delivering the Number of Shares and any Surplus Settlement Amount to Time Warner or the Surplus
                                                     Investment Bank, and (iii) the Calculation Period shall end on the Announcement Date of the Tender Offer, the Valuation Date
                                                     shall be the Announcement Date of the Tender Offer and the
                                                     Settlement Date shall be three Exchange Business Days after the
                                                     Valuation Date.

         Nationalization, Insolvency or              Notwithstanding anything to the contrary in this Confirmation,
         Delisting:                                  the Agreement or the Equity Definitions, (i) the Transaction
                                                     shall settle pursuant to the terms of this Confirmation and clauses (ii) and (iii) below following the Announcement Date of any Nationalization, Insolvency or Delisting, (ii) all
                                                     obligations of the parties hereto shall immediately terminate upon the Announcement Date of any Nationalization, Insolvency
                                                     or Delisting, except for the obligation of Investment Bank to settle the Transaction by delivering the Number of Shares and any Surplus Settlement Amount to Time Warner or the Surplus
                                                     Investment Bank, and (iii) the Calculation Period shall end on the Announcement Date of the Nationalization, Insolvency or
                                                     Delisting, the Valuation Date shall be such Announcement Date and the Settlement Date shall be three Exchange Business Days after the Valuation Date.

         Determining Party for all                   Calculation Agent
         Extraordinary Events:

         Announcement Date:                          Notwithstanding anything to the contrary in the Equity
                                                     Definitions, "Announcement Date" means, in respect of an
                                                     Extraordinary Event, (i) in the case of a Merger Event, the date of the first public announcement of a firm intention to engage in a transaction (whether or not subsequently amended)
                                                     that, in the reasonable discretion

                                                                               6

                                                     of the Calculation Agent, will lead to a Merger Event, (ii) in the case of a Tender Offer, the date of the first public announcement of a firm intention to purchase or otherwise obtain the requisite number of voting shares (whether or not subsequently amended) that, in the reasonable discretion of the Calculation Agent, will lead to a Tender Offer, (iii) in the case of a Nationalization, the date of the first public announcement to nationalize (whether or not subsequently amended) that, in the reasonable discretion of the Calculation Agent, will lead to a Nationalization, (iv)
                                                     in the case of an Insolvency, the date of the first public announcement of the institution of a proceeding or presentation of a petition or passing of a resolution (or other analogous procedure in any jurisdiction) that, in the reasonable
                                                     discretion of the Calculation Agent, will lead to an Insolvency and (v) in the case of a Delisting, the date of the first
                                                     public announcement by the Exchange that the Shares will cease to be listed, traded or publicly quoted in the manner described in Section 12.6(a)(iii) of the Equity Definitions.  In respect of any Extraordinary Event, if the announcement of such
                                                     Extraordinary Event is made after the actual closing time for the regular trading session on the relevant Exchange, without regard to any after hours or any other trading outside of such regular trading session hours, the Announcement Date shall be deemed to be the next following Scheduled Trading Day.

ADDITIONAL DISRUPTION EVENTS:


         Change in Law:                              Applicable.  Notwithstanding anything to the contrary in this
                                                     Confirmation, the Agreement or the Equity Definitions, (i) the
                                                     Transaction shall settle pursuant to the terms of this
                                                     Confirmation and clauses (ii) and (iii) below following the occurrence of a Change in Law, (ii) all obligations of the parties hereto shall immediately terminate upon the occurrence of a Change in Law, except for the obligation of Investment
                                                     Bank to settle the Transaction by delivering the Number of
                                                     Shares and any Surplus Settlement Amount to Time Warner or the
                                                     Surplus Investment Bank, and (iii) the Calculation Period shall end upon the occurrence of a Change in Law, the Valuation Date shall be the date of such Change in Law and the Settlement Date shall be three Exchange Business Days after the Valuation Date.

         Failure to Deliver:                         Not Applicable

         Insolvency Filing:                          Applicable.  Notwithstanding anything to the contrary in this
                                                     Confirmation, the Agreement or the Equity Definitions, (i) the
                                                     Transaction shall settle pursuant to the terms of this
                                                     Confirmation and clauses (ii) and (iii) below following the occurrence of an Insolvency Filing, (ii) all obligations of the parties hereto shall immediately terminate upon an Insolvency
                                                     Filing, except for the obligation of Investment Bank to settle the Transaction by delivering the Number of Shares and any
                                                     Surplus Settlement Amount to Time Warner or the Surplus
                                                     Investment Bank, and (iii) the Calculation Period shall end upon the occurrence of an Insolvency Filing, the Valuation Date shall be the date of such Insolvency Filing and the Settlement
                                                     Date shall be three Exchange Business Days after the Valuation
                                                     Date.

         Hedging Disruption:                         Not Applicable

                                                                               7


         Increased Cost of Hedging:                  Not Applicable

         Loss of Stock Borrow:                       Not Applicable

         Increased Cost of Stock Borrow:             Not Applicable

         Determining Party for All Additional        Investment Bank
         Disruption Events:

MISCELLANEOUS:

         Non-Reliance:                               Applicable

         Agreements and Acknowledgements
         Regarding Hedging Activities:               Applicable

         Additional Acknowledgments:                 Applicable



3. Special Provisions for Merger Transactions. Notwithstanding anything to the contrary herein or in the Equity Definitions, to the extent that an Announcement Date for a potential Merger Transaction (as defined below) occurs during the term of this Transaction and such Announcement Date does not cause this Transaction to terminate in whole under the provisions of "Extraordinary Event" in Section 2 above:

     (a) As soon as practicable following the public announcement of such potential Merger Transaction, Time Warner shall provide Investment Bank with written notice of such announcement.

     (b) Promptly after request from Investment Bank, Time Warner shall provide Investment Bank with written notice specifying (i) Time Warner's average daily Rule 10b-18 Purchases (as defined in Rule 10b-18) during the three full calendar months immediately preceding the Announcement Date that were not effected through Investment Bank or its affiliates and (ii) the number of Shares purchased pursuant to the proviso in Rule 10b-18(b)(4) under the Exchange Act for the three full calendar months preceding the Announcement Date. Such written notice shall be deemed to be a certification by Time Warner to Investment Bank that such information is true and correct. Time Warner understands that Investment Bank will use this information in calculating the trading volume for purposes of Rule 10b-18.

     (c)  "Merger   Transaction"  means  any  merger,   acquisition  or  similar
transaction involving a recapitalization of Time Warner as contemplated by Rule 10b-18(a)(13)(iv) under the Exchange Act.

4. Investment Bank Adjustments

     (a) In the event that Investment Bank reasonably determines either that (i) it is required by any legal, regulatory or self-regulatory requirements (whether or not such requirements are imposed by law or have been voluntarily adopted by Investment Bank, and including, without limitation, Regulation M, Rule 10b-18 ("Rule 10b-18"), Rule 10b-5, Regulation 13D-G and Regulation 14E, in each case under the Exchange Act, the "Requirements"), to refrain from engaging in any hedging activity that it would otherwise engage in on any Trading Day in connection with this Transaction or (ii) any hedging activity that it would otherwise engage in on any Trading Day in connection with this Transaction would cause Investment Bank to breach any term of this Agreement, then such determination shall be treated as a Potential Adjustment Event subject to Calculation Agent Adjustment. The Calculation Agent shall exercise reasonable discretion in making any determinations or adjustments required under the definition of "Calculation Agent Adjustment" and any such determinations or adjustments shall be limited to the determinations and adjustments described in the second paragraph under the heading "Market Disruption Event" in Section 2 above.

     (b) Investment Bank shall notify Time Warner, in writing, upon the exercise of Investment Bank's right pursuant to Section 4(a), and the notice shall include a reasonable description of the facts and circumstances surrounding Investment Bank's exercise of such right, and Investment Bank shall subsequently notify Time Warner before the commencement of trading on the day on which Investment Bank reasonably believes that the circumstances giving rise to such exercise have changed.

5. Covenants.

     (a) Time Warner covenants and agrees:

          (i) that during the term of this Confirmation, neither it nor any of its affiliates shall take any action that would cause the purchase by Investment Bank of any Shares pursuant to this Confirmation during the Calculation Period not to comply with Rule 10b-18 (assuming for the purposes of this paragraph that such Rule were otherwise applicable to such purchases);

          (ii) to comply with all laws, rules and regulations applicable to it (including, without limitation, the Securities Act of 1933, as amended (the "Securities Act"), and the Exchange Act) in connection with the transactions contemplated by this Confirmation; and

          (iii) that neither it nor any affiliates shall take any action that would cause Regulation M under the Exchange Act ("Regulation M"), to be applicable to any purchases of Shares, or any security for which Shares is a reference security (as defined in Regulation M), by Time Warner or any affiliated purchasers (as defined in Regulation M) during the Calculation Period.

     (b) Investment Bank covenants and agrees:

          (i) that, with respect to the purchase of any Shares in connection with this Confirmation, Investment Bank will use reasonable best efforts to comply with the timing, price and volume provisions of Rule 10b-18(b)(2),
     (3) and (4) under the Exchange Act; and

          (ii) to comply with all laws, rules and regulations applicable to it (including, without limitation, the Securities Act and the Exchange Act) in connection with the transactions contemplated by this Confirmation.

     (c) Time Warner and Investment Bank each covenant and agree that each shall report the Transaction as and to the extent required by the Exchange Act.

6. Representations, Warranties and Acknowledgments.

     (a) Time Warner hereby represents and warrants to Investment Bank that:

          (i) as of the date hereof, Time Warner (A) is not in possession of any material, nonpublic information with respect to Time Warner or any of its securities, and is entering into this Confirmation in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1 under the Exchange Act and (B) agrees not to alter or deviate from the terms of this Confirmation or enter into or alter a corresponding or hedging transaction or position with respect to the Shares (including, without limitation, with respect to any securities convertible or exchangeable into the Shares) during the Calculation Period in a manner contrary to Rule 10b5-1(c)(1)(C);

          (ii) the transactions contemplated by this Confirmation have been authorized under Time Warner's publicly announced program to repurchase Shares;

          (iii) Time Warner is not entering into this Confirmation to facilitate a distribution of the Shares (or any security convertible into or exchangeable for Shares) or in connection with a future issuance of securities except pursuant to Time Warner's employee benefit plans and dividend reinvestment plan or other publicly disclosed transaction;

          (iv) Time Warner is not entering into this Confirmation to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for Shares) or to raise or depress the price of the Shares (or any security convertible into or exchangeable for Shares); and

          (v) Time Warner is as of the date hereof, and after giving effect to the transactions contemplated hereby will be, Solvent. As used in this paragraph, the term "Solvent" means, with respect to a particular date, that on such date (A) the present fair market value (or present fair saleable value) of the assets of Time Warner is not less than the total amount required to pay the liabilities of Time Warner on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (B) Time Warner is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business,
     (C) assuming consummation of the transactions as contemplated by this Confirmation, Time Warner is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature, (D) Time Warner is not engaged in any business or transaction, and does not propose to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which Time Warner is engaged and (E) Time Warner is not a defendant in any civil action that could reasonably be expected to result in a judgment that Time Warner is or would become unable to satisfy.

     (b) Investment Bank and Time Warner each hereby acknowledges that any transactions by Investment Bank in the Shares will be undertaken by Investment Bank, as the case may be, as principal for its own account. All of the actions to be taken by Investment Bank in connection with this Confirmation shall be taken by Investment Bank independently and without any advance or subsequent consultation with Time Warner.

7. Acknowledgements of Time Warner Regarding Hedging and Market Activity. Time Warner agrees, understands and acknowledges that:

     (a) during the period from (and including) the Trade Date to (and including) the Settlement Date, Investment Bank and its affiliates may buy or sell Shares or other securities or buy or sell options or futures contracts or enter into swaps or other derivative securities in order to adjust its hedge position with respect to the transactions contemplated by this Transaction;

     (b) Investment Bank and its affiliates also may be active in the market for the Shares other than in connection with hedging activities in relation to the transactions contemplated by this Transaction;

     (c) Investment Bank shall make its own determination as to whether, when or in what manner any hedging or market activities in Time Warner's securities shall be conducted and shall do so in a manner that it deems appropriate to hedge its price and market risk with respect to Daily 10b-18 VWAP; and

     (d) any market activities of Investment Bank and its affiliates with respect to the Shares may affect the market price and volatility of the Shares, as well as the Daily 10b-18 VWAP, each in a manner that may be adverse to Time Warner.

8. Non-Confidentiality. (a) Subject to the terms of the Non-Disclosure Agreement, dated the date hereof, between Investment Bank and Time Warner (the "Non-Disclosure Agreement"), Investment Bank and Time Warner hereby agree and acknowledge that Investment Bank has authorized Time Warner to disclose this Transaction to any and all persons, and there are no express or implied agreements, arrangements or understandings to the contrary, and authorizes Time Warner to use any information that Time Warner receives or has received with respect to this Transaction in any manner.

     (b) Notwithstanding anything herein or in the Non-Disclosure Agreement to the contrary, Investment Bank and Time Warner agree that each (and their employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. Federal and state income tax treatment and tax structure of the Transaction and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to the tax treatment and tax structure. For this purpose, "tax structure" is limited to facts relevant to the U.S. Federal and state income tax treatment of the Transaction and does not include information relating to the identity of the parties, their affiliates, agents or advisors.

9. Treatment in Bankruptcy; No Setoff; No Collateral.

     (a) In the event Time Warner becomes the subject of proceedings ("Bankruptcy Proceedings") under the U.S. Bankruptcy Code or any other applicable bankruptcy or insolvency statute from time to time in effect, any rights or claims of Investment Bank hereunder in respect of this Transaction shall rank for all purposes no higher than, but on a parity with, the rights or claims of holders of Shares, and Investment Bank hereby agrees that its rights and claims hereunder shall be subordinated to those of all parties with claims or rights against Time Warner (other than common stockholders) to the extent necessary to assure such ranking. Without limiting the generality of the foregoing, after the commencement of Bankruptcy Proceedings, the claims of Investment Bank hereunder shall for all purposes have rights equivalent to the rights of a holder of a percentage of the Shares equal to the aggregate amount of such claims (the "Claim Amount") taken as a percentage of the sum of (i) the Claim Amount and (ii) the aggregate fair market value of all outstanding Shares on the record date for distributions made to the holders of such Shares in the related Bankruptcy Proceedings. Notwithstanding any right it might otherwise have to assert a higher priority claim in any such Bankruptcy Proceedings, Investment Bank shall be entitled to receive a distribution solely to the extent and only in the form that a holder of such percentage of the Shares would be entitled to receive in such Bankruptcy Proceedings, and, from and after the commencement of such Bankruptcy Proceedings, Investment Bank expressly waives
(i) any other rights or distributions to which it might otherwise be entitled in such Bankruptcy Proceedings in respect of its rights and claims hereunder and
(ii) any rights of setoff it might otherwise be entitled to assert in respect of such rights and claims.

     (b) Notwithstanding any provision of this Confirmation or any other agreement between the parties to the contrary, neither the obligations of Time Warner nor the obligations of Investment Bank hereunder are secured by any collateral, security interest, pledge or lien.

     (c) The parties hereto agree and acknowledge that Investment Bank is a "financial participant" within the meaning of Section 101(22) of Title 11 of the United States Code (the "Bankruptcy Code"). The parties hereto further agree and acknowledge that this Transaction is either (i) a "securities contract" as such term is defined in Section 741(7) of the Bankruptcy Code, in which case each payment and delivery made pursuant to this Transaction is a "settlement payment", as such term is defined in Section 741(8) of the Bankruptcy Code, and that Investment Bank is entitled to the protections afforded by, among other sections, Sections 362(b)(6), 546(e) and 555 of the Bankruptcy Code, or (ii) a "swap agreement", as such term is defined in Section 101(53B) of the Bankruptcy Code, in which case each party is a "swap participant", as such term is defined in Section 101(53C) of the Bankruptcy Code, and that Investment Bank is entitled to the protections afforded by, among other sections, Sections 362(b)(17), 546(g) and 560 of the Bankruptcy Code.


10. WAIVER OF JURY TRIAL. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS CONFIRMATION OR ANY TRANSACTION CONTEMPLATED HEREBY.

11. Account Details.

         Account for Payments to Investment Bank:        [  ]
                                                         [  ]
                                                         [  ]

         Account for Payments to Time Warner:            [  ]
                                                         [  ]
                                                         [  ]

--------------------------------------------------------------------------------

12. Notices. All notices and other communications made pursuant to the terms of this Confirmation shall be given, in writing, between the parties hereto by e-mail or facsimile, followed by overnight mail, to the following addresses:

                  If to Time Warner:

                           Time Warner Inc.
                           One Time Warner Center
                           New York, New York 10019-8016
                           Attention:  [  ]
                           Fax:  [  ]
                           E-mail:  [  ]

                           with a copy to:

                           [  ]
                           E-mail:  [  ]
                           Fax:  [  ]


                  If to Investment Bank:

                           [Bank Name]
                           [Address]
                           [Address]
                           Attention:  [  ]
                           Fax:  [  ]
                           E-mail:  [  ]

                           with a copy to:

                           [  ]
                           E-mail: [  ]
                           Fax:  [  ]

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

Confirmed as of the date first written above:

Time Warner Inc.                             [Investment Bank]


By:_______________________________           By:________________________________
   Name:                                        Name:
   Title:                                       Title: